                                                                   EXHIBIT 10.16


                                 AMENDMENT NO. 2
                                        TO
                                 CREDIT AGREEMENT

     THIS AMENDMENT (the "AMENDMENT"), dated as of October 20, 1998 by and among ANALYTICAL SURVEYS, INC. (the "BORROWER"), the BANKS listed on the signature page hereof (each a "Bank") and BANK ONE, COLORADO, N.A., as Agent (the "AGENT").

                                   WITNESSETH

     WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of June 3, 1998, as amended (the "CREDIT AGREEMENT") (capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

     WHEREAS, the Borrower has requested and the Banks have agreed to the amendments of certain terms and conditions of the Credit Agreement more fully set forth herein; and

     WHEREAS, the amendments contained herein shall be of benefit, either directly or indirectly, to the Borrower.

     NOW THEREFORE, in consideration of the covenants, conditions and agreements set forth herein, the parties agree as follows:

1.   AMENDMENTS.   Upon and after the Amendment Effective Date (as defined in
Section 4 below):

     (1) The first sentence of the Recitals is amended in its entirety to read as follows:

            Pursuant to and subject to the terms and conditions of this Agreement, the Banks will make available to the Borrower (a) until June 30, 2001, a Senior Secured Revolving Line of Credit in the maximum amount up to $21,000,000, (b) until October 5, 2003, a Senior Secured Term Loan of $25,350,000, and (c) a Senior Secured Acquisition Draw Facility in the maximum amount of $0.

     (2) The defined term "Acquisition Loans Commitment" in SECTION 1.1 of the Credit Agreement is amended by the deletion of $10,000,000 and the insertion in its place of $0.

     (3) The defined term "Maximum Revolving Credit Amount" in SECTION 1.1 of the Credit Agreement is restated in its entirety to read as follows:

            "MAXIMUM REVOLVING CREDIT AMOUNT" means the lesser of
            (i) $21,000,000 or (ii) the Borrowing Base.

     (4)    The defined term "Revolving Loans Scheduled Maturity Date" in
SECTION 1.1 of the Credit Agreement is restated in its entirety to read as follows:

            "REVOLVING LOANS SCHEDULED MATURITY DATE" means the later of
            (a) June 30, 2001 and (b) the Revolving Loans Scheduled Maturity Date as it may be extended pursuant to SECTION 2.1(a).

     (5) The defined term "Revolving Loans Commitment" in SECTION 1.1 of the Credit Agreement is amended by deleting $11,000,000 and inserting in its place "$21,000,000."

     (6) The defined term"Revolving Note" in SECTION 1.1 of the Credit Agreement is amended by deleting $11,000,000 and inserting in its place $21,000,000.

     (7) The defined term "Term Note" in SECTION 1.1 of the Credit Agreement is amended by deleting "$16,000,000" and inserting in its place "$25,350,000."

     (8) The defined term "Term Loan Scheduled Maturity Date" in SECTION 1.1 of the Credit Agreement is restated in its entirety to read as follows:

            "TERM LOAN SCHEDULED MATURITY DATE" means October 5, 2003.

     (9) Subsection (a) of SECTION 2.1 of the Credit Agreement is amended by the insertion of the following immediately prior to the final sentence thereof:

            "Subject to the written approval of the Banks, which approval may, in the Banks sole discretion, be withheld, the Borrower may request an extension of the Revolving Loans Scheduled Maturity Date by providing a written request for such an extension to the Agent. Such request for an extension of the Revolving Loans Scheduled Maturity Date may not be made more often than once each calender year, and must be received by the Agent between March 31 and June 30. Such request for extension, if approved by the Banks, shall not cause the current term of the Revolving Loans Commitment to be more than three (3) years. In no event shall the Revolving Loans Scheduled Maturity Date extend beyond October 5, 2005. No fee will be imposed by the Banks for a request for an extension of the Revolving Loans Scheduled Maturity Date pursuant to this
            SECTION 2.1(a).

     (10) The defined term "Applicable Margin" in SECTION 1.1 of the Credit Agreement is amended by deleting the table therein and inserting in its place the following table:

    -----------------------------------------------------------------------
    Ratio of Total Debt to   Less Than     LIBOR Base Rate +   Prime Rate +
    Trailing Four Quarter
    EBITDA
    Greater Than or Equal
    to
    -----------------------------------------------------------------------
           2.50x               3.00x           1.75%               0.000%
    -----------------------------------------------------------------------
           2.00x               2.50x           1.50%               0.000%
    -----------------------------------------------------------------------
             -                 2.00x           1.25%               0.000%
    -----------------------------------------------------------------------

     (11) The defined term "Commitment Fee Rate" in SECTION 1.1 of the Credit Agreement is amended by deleting the table therein and inserting in its place the following table:

   -------------------------------------------------------------------------
   Ratio of Total Debt to          Less Than             Commitment Fee Rate
    Trailing Four Quarter
     EBITDA Greater Than
         or Equal to
   -------------------------------------------------------------------------
           2.50x                    3.00X                      0.375%
   -------------------------------------------------------------------------
           2.00x                    2.50x                      0.250%
   -------------------------------------------------------------------------
            --                      2.00x                      0.250%
   -------------------------------------------------------------------------

(12) SECTION 2.6 of the Credit Agreement is amended by restating in its entirety subsection (b) thereof to read as follows:


            (b) INSTALLMENT PAYMENTS OF TERM LOAN. The Borrower will repay the Term Loan in quarterly installment payments of principal, commencing on January 5, 1999 and on the last day of each quarter thereafter, in accordance with the following:

                                            Quarterly Principal Payment
                                            ---------------------------
                    Repayment Date                   Amount
                    --------------                   ------
                    January 5, 1999                $1,150,000

                    April 5, 1999                  $1,150,000

                    July 5, 1999                   $1,150,000

                    October 5, 1999                $1,225,000

                    January 5, 2000                $1,225,000

                    April 5, 2000                  $1,225,000

                    July 5, 2000                   $1,225,000

                    October 5, 2000                $1,300,000

                    January 1, 2001                $1,300,000

                    April 5, 2001                  $1,300,000

                    July 5, 2001                   $1,300,000

                    October 5, 2001                $1,375,000

                    January 5, 2002                $1,375,000

                    April 5, 2002                  $1,375,000

                    July 5, 2002                   $1,375,000

                    October 5, 2002                $1,450,000

                    January 5, 2003                $1,450,000

                    April 5, 2003                  $1,450,000


                                       3

                                            Quarterly Principal Payment
                                            ---------------------------
                    Repayment Date                   Amount
                    --------------                   ------

                    July 5, 2003                   $1,450,000

                    October 5, 2003               $   500,000


     (13) SECTION 2.2 of the Credit Agreement is amended by the deletion of $10,000 and the insertion in its place of $25,000.

     (14) SECTION 5.2(a)(i) of the Credit Agreement is restated in its entirety to read as follows:

            (1) MAXIMUM TOTAL DEBT TO EBITDA RATIO. Permit, as of the end of any Fiscal Quarter, for Borrower and all Subsidiaries on a consolidated basis a ratio of (y) Total Debt to (z) Trailing Four Quarter EBITDA to be greater than

                  Time Period                            Maximum Ratio
                  -----------                            -------------
                  From the Effective Date to March 31,
                  1999                                   2.75:1.00


                  April 1, 1999 to September 30, 1999
                                                         2.50:1.00


                  October 1, 1999 and thereafter         2.00:1.00

     (15) SECTION 5.2(a)(iv) of the Credit Agreement is restated in its entirety to read as follows:

            (iv) MAXIMUM ANNUAL CAPITAL EXPENDITURES. During the Fiscal Years listed below, make Capital Expenditures for the Borrower and all Subsidiaries on a consolidated basis in excess of

                          Fiscal Year Ending
                          ------------------
                          September 30, 1999          $ 5,000,000
                          September 30, 2000          $10,000,000
                          September 30, 2001          $12,000,000

     (16) SECTION 5.2 (a) of the Credit Agreement is amended by the deletion of subsection (v) thereto.

     (17) SECTION 5.2(d)(v) of the Credit Agreement is restated in its entirety to read as follows:

            (v) other Debt in the aggregate principal amount in excess of

                          Fiscal Year Ending
                          ------------------
                          September 30, 1999          $ 5,000,000
                          September 30, 2000          $10,000,000
                          September 30, 2001          $12,000,000

     (18) SECTION 1.1 of the Credit Agreement is amended by the insertion of the following definition of "Eligible Account Receivable" in alphabetical order:

            "ELIGIBLE ACCOUNT RECEIVABLE" means all Accounts Receivable of the Borrower and its Subsidiaries which are subject to a first and prior Lien in favor of the Agent on behalf of the Banks pursuant to the Collateral Documents (reduced by the amount of any refund, rebate, allowance, discount or other concession to the account debtor in connection therewith) except for the following:

            (a) Accounts Receivable with respect to which the account debtor is an Affiliate of the Borrower or any Guarantor, or a director, officer, employee or agent of the Borrower or any Guarantor;

            (b) Accounts Receivable by reason of which the payment of the account debtor may be conditional;

            (c) Accounts Receivable which are subject to dispute, counterclaim or set off;

            (d) Accounts Receivable from account debtors whose financial condition or creditworthiness of such account debtor is unacceptable under the credit policy of the Borrower, which credit policy shall be consistent with prudent industry practice;

            (e) Accounts Receivable which are not due and payable within 60 days after their invoice date;

            (f) Accounts Receivable which are more than 90 days past their invoice date;

            (g) Accounts Receivable owing from a single account debtor if more than twenty-five percent (25%) of its Accounts Receivable with the Borrower and all Guarantors is more than 60 days past due;

            (h) Accounts Receivable from account debtors which do not maintain their principal place of business in the United States, unless they are supported by an irrevocable letter of credit from a banking institution in the United States acceptable to the Agent in its sole discretion;

            (i) Accounts Receivable from an account debtor which has filed, or which has had filed against it, and is pending, a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency or debtor-relief statute; or which has had appointed, and continues to be appointed, a trustee, custodian or receiver for the assets of such account debtor; or which has made, and is pending, an assignment for the benefit of creditors or has become, and remains, insolvent or has failed, and continues to fail, generally to pay its debts (including its employee payroll) as such debts become due;

            (j) Accounts Receivable with respect to which the account debtor is the United States, or any department or agency thereof (other than such Accounts Receivable in which the Banks have been granted an enforceable assignment in compliance with the provisions of 41 U.S.C. Section 15); and

            (k) Accounts Receivable which are not subject to a Lien in favor of the Agent, or which are subject to a Lien in favor of a Person other than the Agent, whether or not such Lien is junior to the Lien of the Agent other than Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or which are being contested in good faith and with due diligence and with respect to which adequate reserves, determined in the reasonable discretion of the Agent, have been established and Liens which do not materially and adversely affect the Banks= rights and interests in such Accounts Receivable, the Collateral, or the collectibility of the Accounts Receivable.

     (19) SECTION 1.1 of the Credit Agreement is amended by the insertion in alphabetical order of the following definition of "Eligible Unbilled Accounts Receivable":

            "ELIGIBLE UNBILLED ACCOUNT RECEIVABLE" means an Account Receivable that (i) complies with all of the requirements of an Eligible Account Receivable, (ii) all work has been performed by the Borrower with respect to the Account Receivable, (iii) a bill for such Account Receivable has not been sent to the account debtor because a contractual billing event has not occurred, and (iv) is included in the disclosure of "Revenues in Excess of Billings" in the audited consolidated financial statements of the Borrower or the quarterly financial statements of the Borrower prepared in accordance with GAAP.

     (20) SECTION 1.1 of the Credit Agreement is amended by the insertion in alphabetical order of the following definition of "Borrowing Base":

            "BORROWING BASE" shall have the meaning specified in SECTION 2.15

     (21) SECTION 1.1 of the Credit Agreement is amended by the insertion in alphabetical order of the following definition of "Borrowing Base Certificate":

            "BORROWING BASE CERTIFICATE" shall mean a certificate to be provided to the Agent by the Borrower from time to time in accordance with
            SECTION 2.15 substantially in the form of EXHIBIT B-4 hereto.

     (22) A new SECTION 2.15 shall be added to the Credit Agreement that shall read as follows:

            SECTION 2.15.  BORROWING BASE.

            (a) Not later than the initial Advance, and thereafter not later than 45 days after the conclusion of each Fiscal Quarter, the Borrower shall deliver to the Agent a Borrowing Base Certificate, in the form of EXHIBIT B-4, duly executed by an Authorized Signatory, which Borrowing Base Certificate will set forth the information contained therein as of the end of the preceding Fiscal Quarter.
            The Agent will have the right to request and the Borrower will promptly provide additional information concerning the information set forth in the Borrowing Base Certificate. Within five (5) days after receipt of the Borrowing Base Certificate, the amount set forth therein as the Borrowing Base shall become the Borrowing Base under this Agreement unless prior to the end of such period the Agent shall have given notice to the Borrower that a different amount is effective as the Borrowing Base. The Borrowing Base so established shall remain effective until the Required Banks elect to redetermine the Borrowing Base, subject to the terms of this Agreement, whether based upon the next quarterly Borrowing Base Certificate submitted by the Borrower to the Agent, or at any other time, in the Required Banks sole discretion.

            (b)    For purposes of determining the applicable Borrowing Base,
            (i) Eligible Accounts Receivable shall be valued at eighty percent (80%) of the amount thereof and (ii) Eligible Unbilled Accounts Receivable shall be valued at fifty percent (50%) of the amount thereof, PROVIDED,

            HOWEVER,   Eligible Unbilled Accounts Receivable shall not exceed
            $7,500,000 for purposes of determining the Borrowing Base.

     (23) A new EXHIBIT B-4, Form of Borrowing Base Certificate shall be added to the Credit Agreement in the form of the attached EXHIBIT A hereto.

     (24) SCHEDULE 2.1 of the Credit Agreement is replaced in its entirety with the form of SCHEDULE 2.1 that is attached as EXHIBIT B hereto.

     (25) SECTION 5.1(b) of the Credit Agreement is amended by the addition of a new subsection (xvii) that shall read as follows:

            (xvii) within 45 days after the end of each Fiscal Quarter, (A) a Borrowing Base Certificate;

2. CONDITIONS PRECEDENT. In the judgement of the Agent, on or before the Amendment Effective Date, each of the following shall have been satisfied:

     (1) The Reaffirmation of Guaranty attached hereto as EXHIBIT C shall have been duly executed and delivered to the Agent by all of the Guarantors.

     (2) Borrower shall execute and deliver to the Agent, Promissory Notes in principal amounts that correspond to the Commitments of the Banks reflected in the SCHEDULE 2.1 as amended by this Amendment.

     (3) Borrower shall pay the legal fees and expenses incurred by the Agent in connection with the preparation of this Amendment and related instruments.

     (4) Borrower shall pay to the Agent an Amendment Fee of 0.125% on the existing Commitments of $36,350,000 ($45,437.50) that is due the Banks on a Pro Rata basis.

     (5) Borrower shall pay to the Agent the amounts due the Agent under the Fee Letter dated October 8, 1998.

3. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks to agree to amend the Credit Agreement, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

     (1) Prior to and as of the date first referenced above, no Event of Default has occurred and as of the date first referenced above no Event of Default will exist immediately after giving effect to the amendments contained herein; and

     (2) Each of the representations and warranties set forth in ARTICLE IV of the Credit Agreement are true and correct as though such representations and warranties were made at and as of the date first referenced above, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Credit

Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

4. EFFECTIVENESS. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall become effective as of the date first referenced above after the Agent shall have received this Amendment, executed and delivered by the Borrower, the Agent and the Banks (the "Amendment Effective Date").

5. PAYMENT OF EXPENSES. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Davis, Graham & Stubbs LLP, counsel for the Agent.

6. COUNTERPARTS. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

7. RATIFICATION. The Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified. All terms and conditions of the Credit Agreement remain the same.

8. GOVERNING LAW. The rights and duties of the Borrower, the Banks and the Agent under this Amendment shall be governed by the law of the State of Colorado.

9. REFERENCE TO CREDIT AGREEMENT. From and after the Amendment Effective Date, each reference in the Credit Agreement to "this Credit Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

ANALYTICAL SURVEYS, INC.                BANK ONE, COLORADO, N.A.,
                                                    as Agent and Bank



By  /s/ Scott C. Benger                        By  /s/ Shaun P. McCarthy
   ---------------------------------              ------------------------------
       Scott C. Benger                                   Shaun P. McCarthy
       Senior Vice President-Finance,                    Vice President
       Secretary and Treasurer



                                               THE FIFTH THIRD BANK OF
                                               CENTRAL INDIANA


                                               By  /s/ Erik C. Miner
                                                   -----------------------------
                                                         Erik C. Miner
                                                         Vice President